Exhibit 99.1

CoBiz Financial Announces First Quarter 2015 Results

Denver -- CoBiz Financial Inc. (“Company”) (NASDAQ: COBZ), a financial services company with $3.1 billion in assets, announced net income available to common shareholders of $7.2 million for the first quarter of 2015, or $0.18 per diluted common share, as compared to $5.4 million, or $0.13 per diluted common share, for the prior-year quarter. Return on average assets for the first quarter of 2015 was 0.98% versus 0.80% for the prior-year quarter, and return on average shareholders’ equity was 9.5% for the first quarter of 2015 versus 7.9% for the prior-year quarter.

Financial Highlights –First Quarter 2015

•	Loans at March 31, 2015 increased $44.0 million from December 31, 2014 and $297.2 million, or 13.8%, from March 31, 2014.
•	Deposits at March 31, 2015 increased $54.9 million from December 31, 2014, and $224.5 million, or 9.7%, from March 31, 2014.
•	Net interest income on a tax-equivalent basis (NII) increased $0.6 million from the fourth quarter of 2014 (linked-quarter), and $3.4 million, or 13.3%, from the prior-year quarter.
•

The net interest margin (NIM) increased to 4.06% in the first quarter of 2015, from 3.94% in the linked-quarter and 3.90% in the prior-year quarter. The NIM benefited from recaptured past due interest from problem loan resolutions during the current quarter. Excluding these adjustments, the core NIM was 3.89% for the first quarter of 2015 (See accompanying Reconciliation of Non-GAAP measures to GAAP).

Financial Summary

	Quarter ended (unaudited)			1Q15 change vs.
(in thousands, except per share amounts)	1Q15	4Q14	1Q14	4Q14		1Q14
Net interest income before provision	$28,001	$27,568	$24,905	$433	1.6%	$3,096	12.4%
Provision for loan losses	(789)	(874)	(1,888)	85	9.7%	1,099	58.2%
Net interest income after provision	28,790	28,442	26,793	348	1.2%	1,997	7.5%
Total noninterest income	7,318	7,492	5,494	(174)	(2.3)%	1,824	33.2%
Total noninterest expense	25,363	24,898	23,409	465	1.9%	1,954	8.3%
Net income before income taxes	10,745	11,036	8,878	(291)	(2.6)%	1,867	21.0%
Provision for income taxes	3,342	3,749	3,050	(407)	(10.9)%	292	9.6%
Income from continuing operations	7,403	7,287	5,828	116	1.6%	1,575	27.0%
Discontinued operations, net of tax(1)	(71)	(305)	(311)	234	76.7%	240	77.2%
Net income	7,332	6,982	5,517	350	5.0%	1,815	32.9%
Preferred stock dividends	(143)	(144)	(143)	1	0.7%	-	0.0%
Net income available to common shareholders	$7,189	$6,838	$5,374	$351	5.1%	$1,815	33.8%

Diluted earnings per common share	$0.18	$0.17	$0.13	$0.01	4.8%	$0.05	35.4%

KEY RATIOS
Net interest margin	4.06%	3.94%	3.90%
Efficiency ratio(2)	69.42%	69.63%	75.49%
Return on average assets	0.98%	0.92%	0.80%
Return on average shareholders' equity	9.51%	9.05%	7.86%
Noninterest income as a percentage of operating revenues	20.05%	20.79%	17.58%

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(1)

The Company discontinued the operations of its investment banking subsidiary, Green Manning & Bunch (GMB) as of March 31, 2015. GMB’s operations have been reported as such for all periods presented throughout this earnings announcement

(2)

The efficiency ratio equals noninterest expense adjusted to exclude gains and losses on other real estate owned (“OREO”), other assets and investments, divided by the sum of tax equivalent net interest income and noninterest income. To calculate tax equivalent net interest income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

“We are off to a good start for 2015,” said Chairman and CEO Steve Bangert. “Despite continued headwinds from loan prepayments, we reported healthy loan growth. In addition, we had a good quarter for deposits, with deposit inflows exceeding net loan fundings. Our earnings were also supported by a strong net interest margin which benefited from favorable credit resolutions.”

Loans

•	Loans at March 31, 2015 were $2.4 billion, increasing $44.0 million from December 31, 2014. From March 31, 2014, loans increased $297.2 million, or 13.8%.
•

Loans increased $47.1 million for Arizona but declined $3.1 million in Colorado from the linked-quarter end, as the Colorado market experienced a high level of paydowns and maturities, particularly within its commercial real estate portfolio.

	Quarter ended (unaudited)			1Q15 change vs.
(in thousands)	1Q15	4Q14	1Q14	4Q14		1Q14
LOANS
Commercial	$1,034,189	$977,699	$860,060	$56,490	5.8%	$174,129	20.2%
Owner-occupied real estate	427,838	422,471	463,192	5,367	1.3%	(35,354)	(7.6)%
Investor real estate	546,947	567,248	462,855	(20,301)	(3.6)%	84,092	18.2%
Construction & land	179,749	181,864	136,018	(2,115)	(1.2)%	43,731	32.2%
Consumer	213,543	207,955	183,156	5,588	2.7%	30,387	16.6%
Other	47,276	48,338	47,013	(1,062)	(2.2)%	263	0.6%
Total loans	$2,449,542	$2,405,575	$2,152,294	$43,967	1.8%	$297,248	13.8%

•

The first quarter of the fiscal year is normally the lowest period for new credit extension, and the Company observed a typical decline from the linked-quarter. However, new credit extensions during the first quarter of 2015 improved from the prior-year quarter.

•	Paydowns and maturities, while less than the fourth quarter of 2014, were elevated in the first quarter of 2015 as compared to the prior-year quarter.

	Quarter ended (unaudited)
(in thousands)	1Q15	4Q14	3Q14	2Q14	1Q14
Loans - beginning balance	$2,405,575	$2,357,069	$2,294,644	$2,152,294	$2,084,359
New credit extended	151,539	177,247	146,458	201,805	105,542
Credit advanced	105,157	100,921	106,011	117,203	90,736
Paydowns & maturities	(211,937)	(228,914)	(189,822)	(175,311)	(128,143)
Gross loan charge-offs	(792)	(748)	(222)	(1,347)	(200)
Loans - ending balance	$2,449,542	$2,405,575	$2,357,069	$2,294,644	$2,152,294

Net change - loans outstanding	$43,967	$48,506	$62,425	$142,350	$67,935

•	Commercial line utilization was 36.9% at March 31, 2015, compared to 36.2% and 38.7%, respectively, at the linked- and prior-year quarter ends.

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Deposits and Customer Repurchase Agreements (Customer Funding, which excludes brokered CDs)

•	Customer Funding at March 31, 2015 increased $63.8 million from the linked-quarter end and $193.8 million from the prior-year quarter end.
•	Noninterest-bearing demand (NIB) accounts had a seasonal decline of $13.1 million from the linked-quarter. The percentage of NIB to total deposits was 41.6% at March 31, 2015.

	Quarter ended (unaudited)			1Q15 change vs.
(in thousands)	1Q15	4Q14	1Q14	4Q14		1Q14
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$687,199	$661,519	$590,596	$25,680	3.9%	$96,603	16.4%
Interest-bearing demand	589,401	531,365	542,304	58,036	10.9%	47,097	8.7%
Savings	16,811	15,236	13,979	1,575	10.3%	2,832	20.3%
Certificates of deposits under $100	23,405	24,184	26,965	(779)	(3.2)%	(3,560)	(13.2)%
Certificates of deposits $100 and over	113,030	122,216	130,226	(9,186)	(7.5)%	(17,196)	(13.2)%
Reciprocal CDARS	57,317	64,607	81,589	(7,290)	(11.3)%	(24,272)	(29.7)%
Total interest-bearing deposits	1,487,163	1,419,127	1,385,659	68,036	4.8%	101,504	7.3%
Noninterest-bearing demand deposits	1,060,054	1,073,164	937,077	(13,110)	(1.2)%	122,977	13.1%
Customer repurchase agreements	58,814	49,976	89,521	8,838	17.7%	(30,707)	(34.3)%
Total deposits and customer repurchase agreements	$2,606,031	$2,542,267	$2,412,257	$63,764	2.5%	$193,774	8.0%

Allowance for Loan and Credit Losses (Allowance) and Credit Quality

•	Nonperforming assets were $11.9 million at March 31, 2015, compared to $15.0 million at December 31, 2014, and $15.5 million at March 31, 2014.
•	The Company had net recoveries of $0.5 million in the first quarter of 2015. A negative provision for loan losses of $0.8 million was recorded in the first quarter of 2015.
•	The resulting Allowance equated to 1.33% of total loans, and the coverage of Allowance to nonperforming loans was 533.9% at March 31, 2015.

	Quarter ended (unaudited)
(in thousands)	1Q15	4Q14	1Q14
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$32,765	$33,682	$37,050
Provision for loan losses	(789)	(874)	(1,888)
Net recovery (charge-off)	526	(43)	441
Ending allowance for loan losses	$32,502	$32,765	$35,603

CREDIT QUALITY
Nonaccrual loans	$6,088	$8,994	$10,618
Loans 90 days or more past due and accruing interest	-	161	-
Total nonperforming loans	6,088	9,155	10,618
OREO and repossessed assets	5,786	5,819	4,911
Total nonperforming assets	$11,874	$14,974	$15,529

Performing renegotiated loans	$27,139	$27,275	$30,290
Classified loans	$36,792	$36,940	$38,278

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.38%	0.49%	0.54%
Nonperforming loans to total loans	0.25%	0.38%	0.49%
Nonperforming loans and OREO to total loans and OREO	0.48%	0.62%	0.72%
Allowance for loan and credit losses to total loans	1.33%	1.36%	1.65%
Allowance for loan and credit losses to nonperforming loans	533.87%	357.89%	335.31%

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Shareholders’ Equity

•

On April 16, 2015, the Board of Directors of the Company declared a quarterly cash dividend of $0.04 per common share. The dividend will be paid on May 4, 2015 to shareholders of record on April 27, 2015.

	Quarter ended (unaudited)
(in thousands, except per share amounts)	1Q15	4Q14	1Q14
EQUITY MEASURES
Common shareholders' equity	$258,291	$251,431	$230,182
Total shareholders' equity	315,629	308,769	287,520

Common shares outstanding at period end	40,988	40,770	40,622

Book value per common share	$6.30	$6.17	$5.67
Tangible book value per common share *	$6.24	$6.11	$5.60

Tangible common equity to tangible assets *	8.29%	8.14%	7.98%
Tangible equity to tangible assets *	10.14%	10.01%	10.00%
Tier 1 capital ratio	**	14.42%	14.43%
Total-risk based capital ratio	**	15.67%	15.68%

* See accompanying Reconciliation of Non-GAAP measures to GAAP

** Ratios unavailable at the time of release.

Net Interest Income and Margin

•	Net interest income on a tax-equivalent basis was $29.2 million for the first quarter of 2015, an increase of $0.6 million from the linked-quarter.
•

The reported net interest margin expanded 12 basis points on a linked-quarter basis to 4.06%. However, the core NIM was relatively stable (See accompanying Reconciliation of Non-GAAP measures to GAAP).

o

Positively affecting net interest income and the NIM during the current quarter was past-due interest collected on problem loan resolutions of $1.2 million. Excluding these items, the core NIM for the first quarter of 2015 was 3.89%.

o	Excluding prepayment penalties and other adjustments, the core NIM for the fourth quarter of 2014 was 3.90%.
•	From December 31, 2014, average loans increased $48.7 million while average federal funds sold, interest-earning deposits and investments decreased $9.7 million.
o	As a a percentage of average interest-earning assets, the Company’s investment portfolio declined to 16.7% at March 31, 2015 from 17.1% at the linked-quarter end.
•	Average deposits increased $44.9 million from the linked-quarter end, with average noninterest-bearing deposits decreasing $10.3 million from the linked-quarter end.

Noninterest Income

•

The Company has decided to focus on fee-based business lines with recurring revenue, and as of March 31, 2015 ceased offering investment banking services. The operations of GMB have been reported as discontinued operations retrospectively for all periods presented.

•	Total noninterest income decreased $0.2 million to $7.3 million from the linked- quarter, primarily due to a decline in both miscellaneous loan fees and income from equity method investments.
•	From the prior year quarter, noninterest income increased $1.8 million, or 33.2%.
o	Noninterest income for the first quarter of 2014 was adversely impacted by a $1.3 million valuation adjustment on a limited partnership investment.
•	Noninterest income as a percentage of operating income was 20.0% for the first quarter of 2015, as compared to 20.8% and 17.6%, respectively, for the linked- and prior-year quarters.

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	Quarter ended (unaudited)			1Q15 change vs.
(in thousands)	1Q15	4Q14	1Q14	4Q14		1Q14
Noninterest income:
Deposit service charges	$1,493	$1,404	$1,376	$89	6.3%	$117	8.5%
Investment advisory income	1,495	1,454	1,422	41	2.8%	73	5.1%
Insurance income	2,950	2,872	2,762	78	2.7%	188	6.8%
Other income	1,380	1,762	(66)	(382)	(21.7)%	1,446	NM %
Total noninterest income	$7,318	$7,492	$5,494	$(174)	(2.3)%	$1,824	33.2%

Operating Expenses

•	Total noninterest expense increased $0.5 million from the linked- quarter and $2.0 million from the prior-year quarter.
•	The increase in noninterest expense over the prior-year quarter is primarily related to investments in new personnel and annual merit increases effective in April 2014.
o	Total full-time equivalent employees at March 31, 2015 were 529, compared to 524 at December 31, 2014 and 512 at March 31, 2014.
•	The efficiency ratio was 69.4% for the first quarter of 2015, as compared to 69.6% and 75.5%, respectively, for the linked- and prior-year quarters.

	Quarter ended (unaudited)			1Q15 change vs.
(in thousands)	1Q15	4Q14	1Q14	4Q14		1Q14
Noninterest expense:
Salaries and employee benefits	$16,975	$16,618	$15,306	$357	2.1%	$1,669	10.9%
Stock-based compensation expense	1,165	712	1,014	453	63.6%	151	14.9%
Occupancy expenses, premises and equipment	3,149	3,358	3,097	(209)	(6.2)%	52	1.7%
Amortization of intangibles	150	150	151	-	-%	(1)	(0.7)%
Other operating expenses	3,893	4,229	4,025	(336)	(7.9)%	(132)	(3.3)%
Net (gain) loss on OREO, repossessed assets and other	31	(169)	(184)	200	118.3%	215	116.8%
Total noninterest expense	$25,363	$24,898	$23,409	$465	1.9%	$1,954	8.3%

Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, April 17, 2015, at 9:00 am MDT with Steve Bangert, chairman and CEO of CoBiz Financial Inc. The call can be accessed via the Internet at http://www.videonewswire.com/event.asp?id=102017 or by telephone at 877.493.9121, (conference ID # 18899554). International callers may dial:  973.582.2750.

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. We believe these measures provide important supplemental information to investors. However, you should not rely on non-GAAP financial measures alone as measures of our performance. Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $3.1 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides banking services through Colorado Business Bank, Arizona Business Bank and CoBiz Private Bank; wealth planning and investment management through CoBiz Wealth Management; and property and casualty insurance brokerage and employee benefits through CoBiz Insurance.

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Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Such risks and uncertainties include, among other things:

•	Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.
•	Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.
•	Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.
•	Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.
•	Our ability to manage growth effectively could adversely affect our results of operations and prospects.
•	Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.
•

The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•	Our continued growth will depend in part on our ability to enter new markets successfully and capitalize on other growth opportunities.
•

Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•	Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.

March 31, 2015

(unaudited)

	Three months ended March 31,
(in thousands, except per share amounts)	2015	2014
INCOME STATEMENT DATA
Interest income	$29,964	$26,991
Interest expense	1,963	2,086
NET INTEREST INCOME BEFORE PROVISION	28,001	24,905
Provision for loan losses	(789)	(1,888)
NET INTEREST INCOME AFTER PROVISION	28,790	26,793
Noninterest income	7,318	5,494
Noninterest expense	25,363	23,409
INCOME BEFORE INCOME TAXES	10,745	8,878
Provision for income taxes	3,342	3,050
NET INCOME FROM CONTINUING OPERATIONS	7,403	5,828
Income from discontinued operations, net of tax	(71)	(311)
NET INCOME	$7,332	$5,517

Preferred stock dividends	(143)	(143)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$7,189	$5,374

EARNINGS PER COMMON SHARE
BASIC	$0.18	$0.13
DILUTED	$0.18	$0.13

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	40,988	40,622
Book value per common share	$6.30	$5.67
Tangible book value per common share *	$6.24	$5.60
Tangible common equity to tangible assets *	8.29%	7.98%
Tangible equity to tangible assets *	10.14%	10.00%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets	$3,090,226	$2,852,782
Investments	488,186	547,211
Loans	2,449,542	2,152,294
Intangible assets	2,376	2,647
Deposits	2,547,217	2,322,736
Subordinated debentures	72,166	72,166
Common shareholders' equity	258,291	230,182
Total shareholders' equity	315,629	287,520
Interest-earning assets	2,945,276	2,713,376
Interest-bearing liabilities	1,691,143	1,607,347

BALANCE SHEET AVERAGES
Average assets	$3,038,010	$2,797,695
Average investments	486,460	551,263
Average loans	2,409,171	2,108,563
Average deposits	2,495,616	2,276,814
Average subordinated debentures	72,166	72,166
Average shareholders' equity	312,757	284,527
Average interest-earning assets	2,916,283	2,677,847
Average interest-bearing liabilities	1,666,630	1,484,532

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CoBiz Financial Inc.

March 31, 2015

(unaudited)

	Three months ended March 31,
(in thousands)	2015	2014
PROFITABILITY MEASURES
Net interest margin	4.06%	3.90%
Efficiency ratio - tax equivalent	69.42%	75.49%
Return on average assets	0.98%	0.80%
Return on average shareholders' equity	9.51%	7.86%
Noninterest income as a percentage of operating revenues	20.05%	17.58%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$6,088	$10,618
Loans 90 days or more past due and accruing interest	-	-
Total nonperforming loans	6,088	10,618
OREO & repossessed assets	5,786	4,911
Total nonperforming assets	$11,874	$15,529

Performing renegotiated loans	$27,139	$30,290
Classified loans	$36,792	$38,278

Charge-offs	$(792)	$(200)
Recoveries	1,318	641
Net charge-offs	$526	$441

Nonperforming assets to total assets	0.38%	0.54%
Nonperforming loans to total loans	0.25%	0.49%
Nonperforming loans and OREO to total loans and OREO	0.48%	0.72%
Allowance for loan and credit losses to total loans	1.33%	1.65%
Allowance for loan and credit losses to nonperforming loans	533.87%	335.31%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$2,930	$708	$3,638	$1,034,189	0.35%
Real estate - mortgage	375	1,610	1,985	974,785	0.20%
Construction & land	30	-	30	179,749	0.02%
Consumer	435	-	435	213,543	0.20%
Other loans	-	-	-	47,276	-%
OREO & repossessed assets	5,491	295	5,786	5,786	-
NPAs	$9,261	$2,613	$11,874	$2,455,328	0.48%

Total loans	$1,729,317	$720,225	$2,449,542
Total loans and OREO	1,734,808	720,520	2,455,328
Nonperforming loans to loans	0.22%	0.32%	0.25%
Nonperforming loans and OREO to total loans and OREO	0.53%	0.36%	0.48%

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CoBiz Financial Inc.

March 31, 2015

(unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands, except per share amounts)	2015	2014	2014	2014	2014
Interest income	$29,964	$29,611	$29,205	$28,510	$26,991
Interest expense	1,963	2,043	2,143	2,157	2,086
Net interest income before provision	28,001	27,568	27,062	26,353	24,905
Provision for loan losses	(789)	(874)	(452)	(941)	(1,888)
Net interest income after provision	28,790	28,442	27,514	27,294	26,793
Noninterest income:
Deposit service charges	$1,493	$1,404	$1,424	$1,394	$1,376
Investment advisory income	1,495	1,454	1,418	1,442	1,422
Insurance income	2,950	2,872	2,622	2,894	2,762
Investment banking income	1,380	1,762	1,916	1,813	(66)
Total noninterest income	7,318	7,492	7,380	7,543	5,494
Noninterest expense:
Salaries and employee benefits	$16,975	$16,618	$15,513	$15,430	$15,306
Stock-based compensation expense	1,165	712	704	711	1,014
Occupancy expenses, premises and equipment	3,149	3,358	3,258	3,387	3,097
Amortization of intangibles	150	150	147	149	151
Other operating expenses	3,893	4,229	4,298	4,476	4,025
Net (gain) loss on securities, other assets and OREO	31	(169)	(598)	(1,646)	(184)
Total noninterest expense	25,363	24,898	23,322	22,507	23,409
Net income before income taxes	10,745	11,036	11,572	12,330	8,878
Provision for income taxes	3,342	3,749	4,039	4,180	3,050
Net income from continuing operations	7,403	7,287	7,533	8,150	5,828
Net income (loss) from discontinuing operations	(71)	(305)	358	467	(311)
Net income	7,332	6,982	7,891	8,617	5,517
Preferred stock dividends	(143)	(144)	(144)	(143)	(143)
Net income available to common shareholders	$7,189	$6,838	$7,747	$8,474	$5,374

Earnings per common share
Basic	$0.18	$0.17	$0.19	$0.21	$0.13
Diluted	$0.18	$0.17	$0.19	$0.21	$0.13

PROFITABILITY MEASURES
Net interest margin	4.06%	3.94%	3.90%	3.92%	3.90%
Efficiency ratio - tax equivalent	69.42%	69.63%	67.39%	69.35%	75.49%
Return on average assets	0.98%	0.92%	1.05%	1.19%	0.80%
Return on average shareholders' equity	9.51%	9.05%	10.46%	11.86%	7.86%
Noninterest income as a percentage of operating revenues	20.05%	20.79%	20.79%	21.66%	17.58%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	40,988	40,770	40,691	40,642	40,622
Diluted weighted average common shares outstanding (in thousands)	40,456	40,374	40,228	40,134	39,979
Book value per common share	$6.30	$6.17	$6.03	$5.87	$5.67
Tangible book value per common share *	$6.24	$6.11	$5.96	$5.81	$5.60

Tangible common equity to tangible assets *	8.29%	8.14%	8.02%	7.82%	7.98%
Tangible equity to tangible assets *	10.14%	10.01%	9.92%	9.71%	10.00%
Tier 1 capital ratio	**	14.42%	14.46%	14.18%	14.43%
Total risk based capital ratio	**	15.67%	15.71%	15.43%	15.68%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release.

9 | Page

CoBiz Financial Inc.

March 31, 2015

(unaudited)

	At
	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands)	2015	2014	2014	2014	2014
PERIOD END BALANCES
Total assets	$3,090,226	$3,062,166	$3,028,864	$3,024,832	$2,852,782
Investments	488,186	484,621	500,526	526,797	547,211
Loans	2,449,542	2,405,575	2,357,069	2,294,644	2,152,294
Intangible assets	2,376	2,526	2,676	2,498	2,647
Deposits	2,547,217	2,492,291	2,366,376	2,299,153	2,322,736
Subordinated debentures	72,166	72,166	72,166	72,166	72,166
Common shareholders' equity	258,291	251,431	245,392	238,760	230,182
Total shareholders' equity	315,629	308,769	302,730	296,098	287,520
Interest-earning assets	2,945,276	2,927,132	2,892,095	2,885,380	2,713,376
Interest-bearing liabilities	1,691,143	1,653,738	1,698,415	1,745,284	1,607,347
LOANS
Commercial	$1,034,189	$977,699	$962,438	$917,494	$860,060
Real estate - mortgage	974,785	989,719	964,100	978,399	926,047
Construction & land	179,749	181,864	182,288	160,452	136,018
Consumer	213,543	207,955	202,414	194,339	183,156
Other	47,276	48,338	45,829	43,960	47,013
Gross loans	2,449,542	2,405,575	2,357,069	2,294,644	2,152,294
Less allowance for loan losses	(32,502)	(32,765)	(33,682)	(33,922)	(35,603)
Total net loans	$2,417,040	$2,372,810	$2,323,387	$2,260,722	$2,116,691
Gross Loans - Colorado	1,729,317	1,732,453	1,717,764	1,683,720	1,600,759
Gross Loans - Arizona	720,225	673,122	639,305	610,924	551,535
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$687,199	$661,519	$619,377	$599,234	$590,596
Interest-bearing demand	589,401	531,365	509,352	491,347	542,304
Savings	16,811	15,236	19,091	15,134	13,979
Certificates of deposits under $100	23,405	24,184	24,971	25,704	26,965
Certificates of deposits $100 and over	113,030	122,216	127,054	126,487	130,226
Brokered CDs	-	-	-	19,996	-
Reciprocal CDARS	57,317	64,607	64,610	60,651	81,589
Total interest-bearing deposits	1,487,163	1,419,127	1,364,455	1,338,553	1,385,659
Noninterest-bearing demand deposits	1,060,054	1,073,164	1,001,921	960,600	937,077
Customer repurchase agreements	58,814	49,976	76,041	74,565	89,521
Total deposits and customer repurchase agreements	$2,606,031	$2,542,267	$2,442,417	$2,373,718	$2,412,257
BALANCE SHEET AVERAGES
Average assets	$3,038,010	$3,003,084	$2,983,493	$2,913,504	$2,797,695
Average investments	486,460	491,764	512,579	536,450	551,263
Average loans	2,409,171	2,360,469	2,327,777	2,236,728	2,108,563
Average deposits	2,495,616	2,450,685	2,351,330	2,267,573	2,276,814
Average subordinated debentures	72,166	72,166	72,166	72,166	72,166
Average shareholders' equity	312,757	306,226	299,404	291,469	284,527
Average interest-earning assets	2,916,283	2,877,329	2,860,327	2,792,091	2,677,847
Average interest-bearing liabilities	1,666,630	1,624,211	1,684,757	1,654,752	1,484,532
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$32,765	$33,682	$33,922	$35,603	$37,050
Provision for loan losses	(789)	(874)	(452)	(941)	(1,888)
Net recovery (charge-off)	526	(43)	212	(740)	441
Ending allowance for loan losses	$32,502	$32,765	$33,682	$33,922	$35,603
CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$6,088	$8,994	$8,273	$7,861	$10,618
Loans 90 days or more past due and accruing interest	-	161	-	134	-
Total nonperforming loans	6,088	9,155	8,273	7,995	10,618
OREO and repossessed assets	5,786	5,819	3,750	4,148	4,911
Total nonperforming assets	$11,874	$14,974	$12,023	$12,143	$15,529
Performing renegotiated loans	$27,139	$27,275	$29,121	$24,033	$30,290
Classified loans	$36,792	$36,940	$36,534	$41,357	$38,278
ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.38%	0.49%	0.40%	0.40%	0.54%
Nonperforming loans to total loans	0.25%	0.38%	0.35%	0.35%	0.49%
Nonperforming loans and OREO to total loans and OREO	0.48%	0.62%	0.51%	0.53%	0.72%
Allowance for loan and credit losses to total loans	1.33%	1.36%	1.43%	1.48%	1.65%
Allowance for loan and credit losses to nonperforming loans	533.87%	357.89%	407.13%	424.29%	335.31%

10 | Page

CoBiz Financial Inc.

March 31, 2015

(unaudited)

	For the three months ended,
	March 31, 2015			December 31, 2014			March 31, 2014
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$20,652	$12	0.23%	$25,096	$31	0.48%	$18,021	$24	0.53%
Investment securities	486,460	3,527	2.90%	491,764	3,586	2.92%	551,263	4,258	3.09%
Loans	2,409,171	27,597	4.58%	2,360,469	26,965	4.47%	2,108,563	23,562	4.47%
Total interest-earning assets	$2,916,283	$31,136	4.27%	$2,877,329	$30,582	4.17%	$2,677,847	$27,844	4.16%

Noninterest-earning assets	121,727			125,755			119,848
Total assets	$3,038,010			$3,003,084			$2,797,695

Liabilities and Shareholders' Equity
Deposits
Money market	$681,749	$489	0.29%	$645,435	$517	0.32%	$583,171	$464	0.32%
Interest-bearing demand	560,906	194	0.14%	528,639	196	0.15%	429,939	245	0.23%
Savings	16,127	2	0.05%	16,723	3	0.07%	12,595	2	0.06%
Certificates of deposit
Reciprocal	56,554	34	0.24%	64,160	48	0.30%	83,073	68	0.33%
Under $100	23,739	24	0.41%	24,536	16	0.26%	27,589	30	0.44%
$100 and over	120,002	151	0.51%	124,330	172	0.55%	136,689	178	0.53%
Total interest-bearing deposits	$1,459,077	$894	0.25%	$1,403,823	$952	0.27%	$1,273,056	$987	0.31%
Other borrowings
Securities sold under agreements to repurchase	54,707	10	0.07%	58,007	16	0.11%	104,534	63	0.24%
Other short-term borrowings	80,680	51	0.25%	90,215	36	0.16%	34,776	20	0.23%
Long term-debt	72,166	1,008	5.59%	72,166	1,039	5.63%	72,166	1,016	5.63%
Total interest-bearing liabilities	$1,666,630	$1,963	0.47%	$1,624,211	$2,043	0.50%	$1,484,532	$2,086	0.57%
Noninterest-bearing demand accounts	1,036,539			1,046,862			1,003,758
Total deposits and interest-bearing liabilities	2,703,169			2,671,073			2,488,290
Other noninterest-bearing liabilities	22,084			25,785			24,878
Total liabilities	2,725,253			2,696,858			2,513,168
Total equity	312,757			306,226			284,527
Total liabilities and equity	$3,038,010			$3,003,084			$2,797,695
Net interest income - taxable equivalent		$29,173			$28,539			$25,758
Net interest spread			3.80%			3.67%			3.59%
Net interest margin			4.06%			3.94%			3.90%
Ratio of average interest-earning assets to average interest-bearing liabilities	174.98%			177.15%			180.38%

11 | Page

CoBiz Financial Inc.

March 31, 2015

(unaudited)

Reconciliation of Non-GAAP Measures to GAAP

(in thousands, except per share amounts)

The Company believes these non-GAAP measures are useful to obtain an understanding of the operating results of the Company’s core business and reflects the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following tables include non-GAAP financial measures related to tangible equity, tangible common equity, tangible assets and net interest margin.  The tables below have been adjusted to exclude intangible assets, preferred stock, past due interest and prepayment penalties.

		At
		March 31,	December 31,	September 30,	June 30,	March 31,
		2015	2014	2014	2014	2014

	Shareholders' equity as reported - GAAP	$315,629	$308,769	$302,730	$296,098	$287,520
	Intangible assets	(2,376)	(2,526)	(2,676)	(2,498)	(2,647)

A	Tangible equity - non-GAAP	313,253	306,243	300,054	293,600	284,873
	Preferred stock	(57,338)	(57,338)	(57,338)	(57,338)	(57,338)

B	Tangible common equity - non-GAAP	$255,915	$248,905	$242,716	$236,262	$227,535

	Total assets as reported - GAAP	$3,090,226	$3,062,166	$3,028,864	$3,024,832	$2,852,782
	Intangible assets	(2,376)	(2,526)	(2,676)	(2,498)	(2,647)

C	Total tangible assets - non-GAAP	$3,087,850	$3,059,640	$3,026,188	$3,022,334	$2,850,135

D	Common shares outstanding	40,988	40,770	40,691	40,642	40,622

B / C	Tangible common equity to tangible assets - non-GAAP	8.29%	8.14%	8.02%	7.82%	7.98%
A / C	Tangible equity to tangible assets - non-GAAP	10.14%	10.01%	9.92%	9.71%	10.00%
B / D	Tangible book value per common share - non-GAAP	$6.24	$6.11	$5.96	$5.81	$5.60

		At
		March 31,	December 31,
		2015	2014

E	Net interest income (tax equivalent) as reported - GAAP	$29,173	$28,539
F	Past due interest and prepayment penalties on problem loan resolutions	(1,169)	(232)
G	Core net interest income (tax equivalent) - non-GAAP	$28,004	$28,307

H	Total average interest-earning assets as reported	$2,916,283	$2,877,329

E / H	Net interest margin as reported - GAAP*	4.06%	3.94%
F / H	Effect of past due interest and prepayment penalties*	(0.17)%	(0.04)%
G / H	Core net interest margin - non-GAAP*	3.89%	3.90%

*	Annualized

12 | Page